SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): January 8, 2016 (January 4, 2016)

Akorn, Inc.

(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300

Lake Forest, Illinois 60045

(Address of principal executive offices)

(847) 279-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on July 15, 2015, the Listing Qualifications Staff (the "Staff") of The NASDAQ Stock Market LLC ("NASDAQ") granted a request from Akorn, Inc. (collectively the “Company,” “we,” “our,” or “us”) for an extension through November 9, 2015 to file our delinquent periodic reports with the Securities and Exchange Commission and thereby evidence full compliance with all applicable requirements for continued listing on The NASDAQ Global Select Market. Following our notice to the Staff on November 2, 2015 that we did not expect to timely satisfy the terms of the Staff's extension, the Staff formally notified us on November 3, 2015 that, in accordance with Listing Rule 5250(c)(1), our securities would be subject to suspension and delisting unless we timely requested a hearing before the NASDAQ Listing Qualifications Panel (the "Panel"). We timely requested a hearing before the Panel, which stayed any delisting action by the Staff. The Panel hearing was conducted on January 7, 2016.

On January 4, 2016, we received a letter from the Staff indicating that our failure to solicit proxies and hold an annual meeting of stockholders by December 31, 2015, as required by NASDAQ Listing Rules 5620(a) and 5620(b), may serve as an additional basis for the delisting of our common stock from NASDAQ, and that the Panel will consider the additional deficiency in its decision regarding our continued listing on NASDAQ. We presented our plan to remedy the additional deficiency at the Panel hearing.

We intend to hold an annual meeting of stockholders promptly after we regain compliance with appropriate SEC filing requirements.

Forward Looking Statements

This filing includes statements that may constitute "forward-looking statements", including the timing of filings of restated financials, periodic SEC filings, and the timing of our annual meeting of stockholders. We caution that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Factors that could cause or contribute to such differences include, but are not limited to: the difficulty of predicting the timing of the completion of our restatement, its impact on our financial results, and the timing of the related filings and annual meeting discussed in this filing. These cautionary statements should be considered in connection with any subsequent written or oral forward-looking statements that may be made by us or by persons acting on its behalf and in conjunction with its periodic SEC filings. You are advised, however, to consult any further disclosures we make on related subjects in our reports filed with the SEC. Other factors besides those listed there could also adversely affect our results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

	By:	/s/ Duane A. Portwood
Duane A. Portwood
Chief Financial Officer

Date: January 8, 2016